UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2021

D and Z Media Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39934	85-3390360
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2870 Peachtree Road NW, Suite 509
Atlanta, GA	30305
(Address of principal executive offices)	(Zip Code)

(404) 585-8233
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	DNZ.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	DNZ	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	DNZ WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC Staff”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Staff Statement”). In the SEC Staff Statement, the SEC Staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity.

Since issuance on January 28, 2021, the outstanding warrants of D and Z Media Acquisition Corp. (the “Company”) were accounted for as equity within the Company’s balance sheet. In light of the SEC Staff Statement and after discussion and evaluation, including with the Company’s independent registered public accounting firm, the Company concluded that its warrants should be presented as liabilities with subsequent fair value remeasurement.

On May 23, 2021, the Company’s management and the audit committee of the Company’s board of directors discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with the Company’s independent registered public accounting firm and concluded that the Company’s audited balance sheet as of January 28, 2021, filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 3, 2021, should no longer be relied upon and should be restated because of a misapplication of the accounting guidance related to the Company’s outstanding warrants.

The Company intends to reflect the reclassification of its warrants as a liability in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, to be filed as soon as practicable.

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Company’s intent to restate certain historical financial statements, the timing or impact of such restatement and the Company’s cash position and cash held in the trust account. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D AND Z MEDIA ACQUISITION CORP.

By:	/s/ Mark Wiltamuth
	Name:	Mark Wiltamuth
	Title:	Chief Financial Officer

Date: May 24, 2021

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